JT 1335 1/2                  COPYRIGHT, 1930. BY
                            DWIGHT & M. H. JACKSON
                                    CHICAGO
                                PATENT PENDING

NUMBER                                                         SHARES

INCORPORATED UNDER THE LAWS                             OF THE STATE OF DELAWARE

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                            TERRACE HOLDINGS, INC.

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This Certifies that              SPECIMEN                        is the owner of
                   ----------------------------------------------
                                 SPECIMEN
----------------------------------------------------full paid and non-assessable

SHARES OF THE PREFERRED STOCK OF Terrace Holdings, Inc.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.

     The corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the
Corporation, this                    day of                   A.D. 1997.
                 -------------------        -----------------      ----


-----------------------------                       ---------------------------
Jonathan S. Lasko   SECRETARY                       Samuel H. Lasko   PRESIDENT


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For Value Received,    hereby sell, assign and transfer unto
                   ----                                     -------------------

------------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

      Dated                       19
           -----------------------  ------
           In presence of

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                         -----------------------------
                           THIS SPACE IS NOT TO BE
                              COVERED IN ANY WAY
                         -----------------------------



                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.